UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 4, 2006

Syntel, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Michigan

(State or Other Jurisdiction of Incorporation)

0-22903	38-2312018

(Commission File Number)	(IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan	48083

(Address of Principal Executive Offices)	(Zip Code)
(248) 619-2800

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the follwing provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Attached as Exhibit 10.1 to this Current Report on Form 8-K is an Amendment to Credit Agreement, dated as of August 1, 2006, between Syntel, Inc. (the “Company”) and JP Morgan Chase Bank NA (the “Bank”), which amends the Line of Credit Agreement, dated October 15, 2002, between the Company and the Bank.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

10.1	Amendment to Credit Agreement, dated as of August 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntel, Inc.

(Registrant)

Date	December 8, 2006	By	/s/ Daniel M. Moore

Daniel M. Moore
Chief Administrative Officer, General
Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amendment to Credit Agreement, dated as of August 1, 2006.

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